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                                                                   EXHIBIT 10.18


                         REPLACEMENT RESERVE AGREEMENT


        THIS REPLACEMENT RESERVE AGREEMENT ("Agreement") is made as of January 10, 2002, by and between ILLUMINA, INC., a Delaware corporation, having its principal place of business at 9885 Towne Centre Drive, San Diego, California 92121 ("Borrower") and BNY WESTERN TRUST COMPANY AS TRUSTEE FOR WASHINGTON CAPITAL JOINT MASTER TRUST MORTGAGE INCOME FUND, having an address at c/o Washington Capital Management, Inc., 4350 La Jolla Village Drive, Suite 960, San Diego, California 92122 ("Lender"), with reference to the following facts:

        A. Borrower, by a promissory note given to Lender (the note, together with all extensions, renewals, modifications, consolidations, substitutions, replacements, restatements and increases thereof shall collectively be referred to as the "Note") executed originally by Diversified Eastgate Venture, an Illinois general partnership, and assumed by Borrower, is indebted to Lender in the principal sum of Twenty Six Million Dollars ($26,000,000.00) in lawful money of the United States of America, with interest at the rate(s) set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "Loan"), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

        B. The Loan is secured by, among other things, a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing (the "Deed of Trust"), dated as of September 27, 2000, which grants Lender a first lien on the property encumbered thereby (the "Property"). All and any of the documents other than the Note, the Deed of Trust and this Agreement now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or Guarantee payment of the Note are referred to as the "Other Security Documents."

        C. Lender requires as a condition to the assumption of the Loan by Borrower that Borrower enter into this Agreement and make certain deposits with Lender as provided in this Agreement as additional security for all of Borrower's obligations under the Note, the Deed of Trust and the Other Security Documents.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.     Deposits To The Replacement Reserve.

               1.1 Monthly Deposits. On each date that a regularly scheduled payment of principal or interest is due under the Note, Borrower shall deposit with Lender (or, at Lender's election, in a pledged bank or escrow account in the name of Borrower and pledged to and selected by Lender) a monthly deposit in the amount of Two Thousand One Hundred Seventy Dollars ($2,170.00) (the "Monthly Deposit").

               1.2 Reassessment of Monthly Deposit. No more often than once each "Loan Year" (as defined below), Lender may reassess its estimate of the amount necessary for the Replacement Reserve Fund (defined below) and may increase the amount of the Monthly


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Deposit by thirty (30) calendar days written notice to Borrower based upon the cumulative increase in the then-current "Index" (as defined below) over the "Basic Index" (as defined below). For purposes of this Section 1.2, the "Index" means: the Consumer Price Index, All Items 1982-1984 = 100, All Urban Consumers ("CPI-U"), for the Los Angeles-Riverside-Orange County, CA metropolitan area, as published by the United State Department of Labor, Bureau of Labor Statistics, or its successor index; and the "Basic Index" means the Index published for the month in which this Agreement is dated. In the event of the discontinuation of the compilation or publication of the Index, the index selected by Lender that most nearly replicates the information and statistics compiled in the Index shall be used to make such calculation. For purposes of this Section 1.2, a "Loan Year" means each 365 day period (or 366 day period in leap years) commencing with the date of this Agreement and ending on each anniversary thereof.

               1.3 Scheduled Repairs. With respect to any Replacement (as defined below) which is identified on Exhibit "A" attached hereto and made a part hereof as a Scheduled Repair or Replacement (collectively, a "Scheduled Repair"), Borrower shall deposit with Lender the amount allocated for such Scheduled Repair (each, a "Scheduled Repair Deposit") at least two (2) months prior to the date on which the work for such Scheduled Repair is scheduled to begin.

               1.4 Replacement Reserve. Monthly Deposits and Scheduled Repair Deposits made pursuant to this Agreement shall be referred to herein as the "Replacement Reserve Fund." Lender shall deposit the Replacement Reserve Fund, as received, in an interest bearing, pledged escrow or bank account (the "Replacement Reserve") selected by Lender with interest accruing thereon to Borrower's benefit. Borrower hereby acknowledges and confirms that (a) the Replacement Reserve Fund shall not constitute a trust fund (and, if deposited in Lender's name, may be commingled with other monies held by Lender, but if held in the name of Borrower, such funds shall not be commingled with monies held by Borrower), and (b) Lender or its designee shall have the sole right to make or approve withdrawals from the Replacement Reserve.

        2.     Pledge Of Replacement Reserve.

        As additional security for the payment of all sums due under the Loan and the performance by Borrower of the Obligations (as defined in the Deed of Trust), Borrower hereby pledges, assigns and grants to Lender a continuing perfected security interest in and to and a first lien upon, the Replacement Reserve Fund and the Replacement Reserve; provided that, Lender shall make disbursements from the Replacement Reserve in accordance with the terms of this Agreement.

        3.     Disbursements From Replacement Reserve.

               3.1 Disbursements for Replacements Only. Lender shall make disbursements from the Replacement Reserve to pay or reimburse Borrower only for the costs of those items listed in Exhibit A (such items, including, without limitation, those items identified as Scheduled Repairs, collectively the "Replacements") in the manner provided in this Section 3. Lender shall not be obligated to make disbursements from the Replacement Reserve to pay or reimburse Borrower for the costs of routine maintenance to the Property or for costs which are to be reimbursed from funds held pursuant to a Required Repair Reserve Agreement dated as of the date hereof between Borrower and Lender, or any similar agreement, if any (the "Required


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Repair Reserve Agreement"). Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 3 and Section 4 of this Agreement, disburse to Borrower amounts from the Replacement Reserve necessary to pay for the actual approved costs of Replacements or to reimburse Borrower therefor, upon completion of such Replacements (or, upon partial completion in the case of Replacements made pursuant to Section 3.4) as determined by Lender. In no event shall Lender be obligated to disburse funds from the Replacement Reserve if an Event of Default (hereinafter defined) exists.

               3.2 Request for Disbursement. Each request for disbursement from the Replacement Reserve shall be in a form specified or approved by Lender and shall specify (a) the specific Replacements for which the disbursement is requested, (b) the quantity and price of each item purchased, if the Replacement includes the purchase or replacement of specific items, (c) the price of all materials (grouped by type or category) used in any Replacement other than the purchase or replacement of specific items, and (d) the cost of all contracted labor or other services applicable to each Replacement for which such request for disbursement is made. With each request, Borrower shall certify that all Replacements have been made in accordance with applicable laws. Each request for disbursement shall include copies of invoices for all items or materials purchased and all contracted labor or services provided and each request shall include evidence satisfactory to Lender of payment of all such amounts. Except as provided in Section 3.4, each request for disbursement from the Replacement Reserve shall be made only after completion of the Replacement for which disbursement is requested. Borrower shall provide Lender evidence of completion satisfactory to Lender in its reasonable judgment.

               3.3 Disbursement Conditions. Except as set forth in Section 3.4 below, Borrower shall pay all invoices in connection with the Replacements with respect to which a disbursement is requested prior to submitting such request for disbursement from the Replacement Reserve unless all such invoices do not exceed $10,000.00, in which case Lender shall disburse the amount for such invoices directly to Borrower and Borrower covenants and agrees to promptly pay such invoices. In addition, as a condition to any disbursement, Lender may require Borrower to obtain lien waivers from each contractor, supplier, materialman, mechanic or subcontractor who receives payment in an amount equal to or greater than $10,000.00 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, supplier, subcontractor, mechanic or materialman through the date covered by the current reimbursement request. Lender may in its sole discretion, accept copies of cancelled checks in lieu of, or in addition to any of the foregoing invoice and/or lien waiver requirements.

               3.4 Partial Completion. If (a) the time required to complete a Replacement exceeds one month, (b) the contractor performing such Replacement requires periodic payments pursuant to the terms of a written contract, (c) Lender has approved in writing in advance such periodic payments, and (d) the cost of the portion of the work completed under such contract exceeds Ten Thousand Dollars ($10,000.00), a request for reimbursement from the Replacement Reserve may be made after completion of a portion of the work under such contract, provided (i) such contract requires payment upon completion of such portion of the work, (ii) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (iii) all other conditions in this Agreement for disbursement have been


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satisfied, (iv) funds remaining in the Replacement Reserve are, in Lender's judgment, sufficient to complete such Replacement and other Replacements when required, and (v) each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

               3.5 Number of Requests. Except as provided in Section 3.4, Borrower shall not make a request for disbursement from the Replacement Reserve more frequently than once in any calendar month.

               3.6 Final Disbursement. Lender shall disburse to Borrower all amounts remaining in the Replacement Reserve (less all amounts which may have been applied by Lender as permitted by this Agreement) upon Borrower's completion of all Replacements to the reasonable satisfaction of Lender, provided that (a) there is no Event of Default under the Note, the Deed of Trust, this Agreement or any of the Other Security Documents which has not been cured to Lender's satisfaction, (b) Lender has received evidence required by
Section 4.8 below that there are no mechanic's or materialman's liens, and (c) Lender has received all cost and architectural information required by Lender.

        4.     Performance Of Replacements.

               4.1 Workmanlike Completion. Borrower shall make Replacements when required in order to keep the Property in good order and repair and in good marketable condition, and to keep the Property or any portion thereof from deteriorating. With respect to those Replacements identified as Scheduled Repairs, Borrower shall commence the work in connection with each such Scheduled Repair on or before the date specified in Exhibit A, and shall diligently pursue such work to completion, and shall complete such Scheduled Repair no later than the date specified therefor in Exhibit A. Borrower shall complete all Replacements in a good and workmanlike manner as soon as practicable following the commencement of making each such Replacement.

               4.2 Contracts. Lender reserves the right, at its option, to approve all contracts or work orders with materialmen, mechanics, suppliers, subcontractors, contractors or other parties providing labor or materials in connection with the Replacements, the cost of which exceeds or is expected to exceed $10,000.00. Upon Lender's request, Borrower shall assign any contract or subcontract to Lender.

               4.3 Lender's Right to Complete Replacements. In the event Lender determines in its reasonable discretion that any Replacement has not been commenced as required in Section 4.1 above, is not being performed in a workmanlike or timely manner, or that any Replacement has not been completed in a workmanlike manner by the completion date specified for such Replacement in Exhibit "A," Lender shall have the option to withhold the disbursement for such unsatisfactory Replacement and to proceed under existing contracts or to contract with third parties to make or complete such Replacement and to apply the Replacement Reserve Fund toward the labor and materials necessary to complete such Replacement, without providing any prior notice to Borrower, and to exercise any and all other remedies available to Lender upon an Event of Default hereunder.


                                       4
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               4.4 Additional Replacements. If at any time during, the term of the Loan, Lender determines that replacements not listed on Exhibit "A" (and not covered by the Required Repair Reserve Agreement), are advisable to keep the Property in good order and repair and in good marketable condition, or to prevent deterioration of the Property or if any major building system or component (e.g., roof, HVAC system) not listed on Exhibit "A" will reach the end of its useful life within two (2) years of the date of any inspection by Lender, Lender may send Borrower written notice of the need for making such additional replacements (the "Additional Replacements"). Borrower shall promptly commence making such Additional Replacements in accordance with all the requirements of this Agreement. If Lender determines that (i) such replacements are of the type intended to be covered by this Agreement, (ii) such replacements are not covered or of the type intended to be covered by the Required Repair Reserve Agreement,
(iii) costs for such replacements are reasonable, (iv) the funds in the Replacement Reserve are sufficient to pay for such replacements, and (v) all other conditions for disbursement under this Agreement have been met, Lender may disburse funds from the Replacement Reserve for such Additional Replacements; provided, however, Lender, in its discretion, may refuse to disburse funds from the Replacement Reserve for any item other than a Replacement specified on Exhibit "A." If Borrower fails to commence, within thirty (30) days after such notice or the commencement date specified in such notice, such Additional Replacements and/or fails to diligently pursue completion of such Additional Replacements, such failure shall be an Event of Default under this Agreement, and, in addition to all other rights Lender may have under this Agreement upon an Event of Default (including but not limited to Lender's rights under Section 5 of this Agreement) and under the Note, the Deed of Trust and the Other Security Documents, Lender may contract with third parties to make such Additional Replacements and may at its sole discretion (a) apply the funds in the Replacement Reserve toward the labor and materials necessary to complete such Additional Replacements, or (b) demand payment of such Additional Replacements from Borrower. Except for Sections 3.1 through 3.5, all references in this Agreement to "Replacements" or "Scheduled Repairs" shall include the "Additional Replacements," as applicable.

               4.5 Entry onto Property. In order to facilitate Lender's completion or making of the Replacements pursuant to Sections 4.3 and 4.4 above, Borrower grants Lender the right to enter onto the Property and perform any and all work and labor necessary to complete or make the Replacements and/or employ watchmen to protect the Property from damage. All sums so expended by Lender shall be deemed to have been advanced under the Loan to Borrower and secured by the Deed of Trust. For this purpose, Borrower constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete or undertake the Replacements in the name of Borrower. Such power of attorney shall be deemed to be a power coupled with an interest and cannot be revoked. Borrower empowers said attorney-in-fact as follows: (a) to use any funds in the Replacement Reserve for the purpose of making or completing the Replacements;
(b) to make such additions, changes and corrections to the Replacements as shall be necessary or desirable to complete the Replacements; (c) to employ such contractors, subcontractors, agents, architects and inspectors as shall be required for such purposes; (d) to pay, settle or compromise all existing bills and claims which are or may become liens against the Property, or as may be necessary or desirable for the completion of the Replacements, or for clearance of title; (e) to execute all applications and certificates in the name of Borrower which may be required by any of the contract documents; (f) in its reasonable discretion, to prosecute and defend all actions or proceedings in connection with the Property or


                                       5
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the rehabilitation and repair of the Property; and (g) to do any and every act which Borrower might do in its own behalf to fulfill the terms of this Agreement.

               4.6 No Obligation of Lender. Nothing in this Section 4 shall: (a) make Lender responsible for making or completing the Replacements; (b) require Lender to expend funds in addition to the Replacement Reserve Fund to make or complete any Replacement; (c) obligate Lender to proceed with the Replacements; or (d) obligate Lender to demand from Borrower additional sums to make or complete any Replacement.

               4.7 Inspections.

                   (a) Borrower shall permit Lender and Lender's agents and representatives (including, without limitation, Lender's engineer, architect or inspector) or third parties making Replacements pursuant to this Section 4 to enter onto the Property during normal business hours (subject to the rights of tenants under their Leases) to inspect the progress of any Replacements and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Replacements which are or may be kept at the Property, and to complete any Replacements made pursuant to this Section 4. Borrower shall cause all contractors and subcontractors to cooperate with Lender or Lender's representatives or such other persons described above in connection with inspections described in this Section 4.7 or the completion of Replacements pursuant to this Section 4.

                   (b) Lender may require an inspection of the Property at Borrower's expense prior to making a monthly disbursement from the Replacement Reserve in order to verify completion of the Replacements for which reimbursement is sought. Lender may require that such inspection be conducted by an appropriate, independent, qualified professional selected by Lender and/or may require a copy of a certificate of completion by an independent, qualified professional acceptable to Lender prior to the disbursement of any amounts from the Replacement Reserve. Borrower shall pay the expense of the inspection as required hereunder, whether such inspection is conducted by Lender or by an independent, qualified professional.

               4.8 Lien-Free Completion.

                   (a) The Replacements and all materials, equipment, fixtures, or any other item comprising a part of any Replacement shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens existing on the date of this Agreement which have been approved in writing, by Lender, if any).

                   (b) Lender may require Borrower to provide Lender with a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the Property since the date of recordation of the Deed of Trust and that title to the Property is free and clear of all liens (other than the lien of the Deed of Trust and any other liens previously approved in writing by Lender, if any).

               4.9 Compliance with Laws. All Replacements shall comply with all applicable laws and applicable insurance requirements, including, without limitation, applicable


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building codes, special use permits, environmental regulations and requirements of insurance underwriters.

               4.10 Insurance Requirements. In addition to any insurance required under the Deed of Trust and the Other Security Documents, Borrower shall provide or cause to be provided workmen's compensation insurance, builder's risk, and public liability insurance and other insurance to the extent required under applicable law in connection with a particular Replacement. All such policies shall be in form and amount reasonably satisfactory to Lender. All such policies which can be endorsed with standard mortgagee clauses making loss payable to Lender or its assigns shall be so endorsed. Certified copies of such policies shall be delivered to Lender.

        5.     Failure To Make Replacements.

               5.1 Event of Default. It shall be an "Event of Default" under this Agreement if Borrower (a) fails to make any Monthly Deposit payment required hereunder within ten (10) calendar days of the date when due, or (b) at any time prior to the completion of the Required Repairs, Borrower abandons or ceases work on any Replacement (which Borrower has commenced making) for a period of thirty (30) calendar days, unless such cessation results from an event of Force Majeure (as defined in the Deed of Trust) causes beyond the control of Borrower and Borrower is diligently pursuing the reinstitution of work, (c) Borrower fails to complete each Replacement in a good and workmanlike manner within the date set forth in Exhibit "A", (d) a mechanic's or materialman's lien is filed against the Property (unless such mechanic's or materialman's lien is promptly contested in good faith by Borrower and is bonded over to the satisfaction of Lender), or (e) Borrower fails to comply with any other provision of this Agreement and such failure is not cured within thirty (30) calendar days after notice from Lender; provided that if such default cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of one hundred twenty (120) days, unless, only in the case of cures that require construction or remedial work, such cure cannot with diligence be completed within such one hundred twenty
(120) day period, in which case such period shall be extended for an additional one hundred twenty (120) days. The occurrence of an Event of Default, as defined in the Note, the Deed of Trust or any of the Other Security Documents, shall also be an "Event of Default" under this Agreement. Upon the occurrence and during the continuance of an Event of Default, Borrower shall not be entitled to receive any funds from the Replacement Reserve and Lender may use the Replacement Reserve Fund (or any portion thereof) for any purpose, including, but not limited to, completion of the Replacements as provided in Section 4, or for any other repair or replacement to the Property or toward payment of the Debt in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply the Replacement Reserve Fund shall be in addition to all other rights and remedies provided to Lender under this Agreement, the Note, the Deed of Trust, the Other Security Documents, and at law or in equity.


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

               5.2 Insufficient Funds in the Replacement Reserve. The insufficiency of any balance in the Replacement Reserve shall not relieve Borrower from its obligation (a) to fulfill all covenants in the Deed of Trust and the Other Security Documents, and (b) to complete all Replacements in accordance with the covenants and agreements in this Agreement and to pay all costs in connection therewith.

        6.     Waivers.

               6.1 Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Agreement, the Note, the Deed of Trust, any of the Other Security Documents, or the Obligations.

               6.2 Waiver of Notice. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Agreement specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement does not specifically and expressly provide for the giving of notice by Lender to Borrower.

               6.3 Waiver of Statute of Limitations. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to any and all of its obligations hereunder.

               6.4 Waiver of Trial By Jury. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE NOTE, THIS AGREEMENT, THE DEED OF TRUST OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

        7.     Miscellaneous Provisions.

               7.1 Notices. All notices or other written communications hereunder shall be given and become effective as provided in the Deed of Trust.

               7.2 Choice of Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State of California and the applicable laws of the United States of America.

               7.3 Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable under the provisions of any applicable law.

               7.4 Inapplicable Provision. If any term of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of the term shall not be affected thereby.

               7.5 Costs. Borrower agrees to indemnify Lender and to hold Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses (including litigation costs) arising from or in any way connected with the performance of the Replacements or the holding or disbursing of the Replacement Reserve or the Replacement Reserve Fund. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender (whether of retained firms, the reimbursement for the expenses of in-house staff or otherwise). Borrower hereby assigns to Lender all rights and claims Borrower may have against persons or entities supplying labor or materials in connection with the Replacements.

               7.6 Headings, Etc. The headings and captions of various Sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting in any way, the scope or intent of the provisions hereof.

               7.7 No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

               7.8 Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

               7.9 Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

               7.10 Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

               7.11 Borrower's Records. Borrower shall furnish such financial statements, invoices, records, papers and documents relating to the Property as Lender may reasonably require from time to time to make the determinations permitted or required to be made by Lender under this Agreement.

               7.12 No Third Party Beneficiary. This Agreement is intended solely for the benefit of Borrower and Lender and their respective successors and assigns, and no third party shall have any rights or interest in the Replacement Reserve, the Replacement Reserve Fund, this Agreement, the Note, the Deed of Trust or any of the Other Security Documents. Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Lender to any third party, nor shall any third party have a right to enforce against Lender any right that Borrower may have under this Agreement.

               7.13 No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner, agent, tenant-in-common or joint tenant of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations, or contracts of Borrower.

               7.14 Termination of Replacement Reserve. After (a) payment in full of the Debt and release by Lender of the lien of the Deed of Trust and (b) payment in full for all Replacements completed or contracted to be performed prior to the date of the payment described in (a) above (provided Borrower has supplied Lender with evidence satisfactory to Lender of payment in full for all Replacements, and, if requested by Lender, waivers of liens and/or a title search of the Property or an endorsement to Lender's title insurance policy), Lender shall disburse to Borrower all amounts remaining in the Replacement Reserve, and this Agreement shall terminate.

               7.15 Enforcement of Agreement. This Agreement is executed by Borrower and Lender for the benefit of Lender. Borrower understands and agrees that, in connection with any sale of the Loan to an Investor (as defined in the Deed of Trust), this Agreement may be assigned to such Investor.

               7.16 Sole Discretion of Lender. Wherever pursuant to this Agreement (a) Lender exercises any right given to it to approve or disapprove,
(b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove all decisions that arrangements or terms are satisfactory or not satisfactory, and all other decisions and determinations made by Lender, shall be in the reasonable discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

               7.17 Completion of Replacements. Lender's approval of any plans for any Replacement, release of funds from the Replacement Reserve, inspection of the Property by Lender or Lender's agents, or other acknowledgment of completion of any Replacement in a manner satisfactory to Lender shall not be deemed an acknowledgment or warranty to any person that the Replacement has been completed in accordance with applicable laws.

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


        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

"BORROWER"                         ILLUMINA, INC.,
                                   a Delaware corporation

                                   By:       /s/ TIMOTHY M. KISH
                                           -------------------------------
                                           Timothy M. Kish
                                           Its:  Vice President and Chief
                                                 Financial Officer

"LENDER" BNY WESTERN TRUST COMPANY AS TRUSTEE FOR WASHINGTON CAPITAL JOINT MASTER TRUST MORTGAGE INCOME FUND


                                   By:       /s/ COLLEEN IWANO
                                           -------------------------------
                                           Colleen Iwano
                                           Its:  Senior Vice President

                                    EXHIBIT A

                         List of Potential Replacements

1. Non-recurring capital repairs and replacements, including non-recurring structural repairs to the Property.


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